UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 01, 2021
COMMISSION FILE NUMBER: 000-16509
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

Colorado	84-0755371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
11815 Alterra Pkwy, Suite 1500, Austin, TX 78758
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (512) 837-7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	CIA	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 2, 2021, due to the recent repurchase of all of the outstanding Class B common stock by Citizens, Inc. (the “Company”), the Board of Directors amended and restated the Company’s Amended and Restated Bylaws (as amended, the “New Amended and Restated Bylaws”), effective immediately, to: (i) eliminate references to the rights of the holders of the Class B common stock or certain voting groups; (ii) eliminate the requirement that the annual meeting of shareholders be held on the first Tuesday in June; (iii) conform the requirements for election of a director to be filled by reason of an increase in the number of directors to those allowed under the Colorado Business Corporation Act, such that a vacancy may be filled by either (A) the shareholders, or (B) the board of directors; and (iv) make additional clean-up changes.
The foregoing description of the provisions of the New Amended and Restated Bylaws is intended to be a summary and is qualified in its entirety by reference to the full text of the New Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 1, 2021, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s Class A shareholders voted on three proposals and cast their votes as described below.

Proposal 1 – Election of Directors

The individuals listed below were elected at the Annual Meeting to serve as the Company’s directors until the next annual meeting of shareholders or until their respective successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Christopher W. Claus	6,303,644.61	781,551.06	17,689.25	2,506,184.00
Jerry D. Davis, Jr.	6,303,284.61	781,600.30	18,000.01	2,506,184.00
E. Dean Gage	6,375,573.57	711,017.67	16,293.69	2,506,184.00
Francis A. Keating II	5,641,217.55	1,444,084.25	17,583.12	2,506,184.00
Terry S. Maness	6,375,263.72	710,123.93	17,497.27	2,506,184.00
Gerald W. Shields	6,377,200.38	708,744.30	16,940.24	2,506,184.00
Robert B. Sloan, Jr.	6,110,677.52	975,072.30	17,135.10	2,506,184.00

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP as Independent Auditor

Class A shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.

For:	9,562,877.20
Against:	10,047.89
Abstain:	36,143.84
Broker Non-Votes:	N/A

Proposal 3 – Advisory Vote to Approve Executive Compensation

The Class A shareholders approved the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2021 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion (“Say on Pay”).

For:	5,399,142.54
Against:	1,667,283.26
Abstain:	36,459.12
Broker Non-Votes:	2,506,184.00

Item 7.01 Regulation FD Disclosure

On August 7, 2021, the Company issued a press release announcing that the Company’s shareholders approved the Say on Pay proposal and describing the business goals for the current year’s pay-for-performance compensation program. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing with the Securities and Exchange Commission (the "SEC") made by Citizens, Inc. under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated Bylaws of the Company
99.1	Citizens, Inc. press release, dated June 7, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Jeffery P. Conklin
Chief Financial Officer
Date: June 7, 2021